                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): March 15, 2001
                                                         -------------




                      CHARTER COMMUNICATIONS HOLDINGS, LLC
                      ------------------------------------
               CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
               ---------------------------------------------------
           (Exact name of registrants as specified in their charters)


                                    Delaware
                                    --------
                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


            333-77499                                        43-1843179
            ---------                                        ----------
           333-77499-01                                      43-1843177
           ------------                                      ----------
      Commission File Number                             (Federal Employer
                                                       Identification Number)


12444 Powerscourt Drive - Suite 400
St. Louis, Missouri                                               63131
--------------------------------------------------                -----
(Address of Principal Executive Offices)                          (Zip Code)

(Registrant's telephone number, including area code)              (314) 965-0555
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ITEM 5.  OTHER ITEMS.

     On March 15, 2001, Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation announced that they have extended until March 19, 2001, their offer to exchange their outstanding $900 million of 10.75% Senior Notes due 2009, $500 million of 11.125% Senior Notes due 2011 and, $350.6 million of 13.5% Senior Discount Notes due 2011 with a principal at maturity of $675 million (collectively, the "Old Notes") for $900 million of 10.75% Senior Notes due 2009, $500 million of 11.125% Senior Notes due 2011 and, $350.6 million of 13.5% Senior Discount Notes due 2011 with a principal at maturity of $675 million (collectively, the "New Notes"). The exchange offer was scheduled to expire on March 15, 2001, unless extended.

     The New Notes have been registered under the Securities Act of 1933, as amended (the "Securities Act"). The Old Notes, which were not registered under the Securities Act, were sold to qualified institutional buyers in reliance on Rule 144A of the Securities Act on January 10, 2001.

     A copy of the press release announcing the extension is being filed as
Exhibit 99.1 with this report.




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ITEM 7. EXHIBITS.

          99.1    Press release dated March 15, 2001.*



----------------
*filed herewith


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        CHARTER COMMUNICATIONS
                                        HOLDINGS, LLC, a registrant

Dated March 15, 2001                     By: /s/ KENT D. KALKWARF
                                            --------------------
                                            Name:  Kent D. Kalkwarf
                                            Title: Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer
                                                   and Principal Accounting
                                                   Officer)




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings Capital Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        CHARTER COMMUNICATIONS
                                        HOLDINGS CAPITAL CORPORATION, a
                                        registrant

Dated March 15, 2001                     By: /s/ KENT D. KALKWARF
                                            --------------------
                                            Name:  Kent D. Kalkwarf
                                            Title: Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer
                                                   and Principal Accounting
                                                   Officer)



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                                  EXHIBIT INDEX


99.1     Press release dated March 15, 2001.